Revenue Recognition	12 Months Ended
Jun. 28, 2020
Revenue from Contract with Customer [Abstract]
Revenue Recognition	Revenue Recognition
In accordance with ASC 606, the Company follows a five-step approach for recognizing revenue, consisting of the following: (1) identify the contract with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract; and (5) recognize revenue when, or as, the entity satisfies a performance obligation.
Contract liabilities primarily include various rights of return and customer deposits, as well as deferred revenue and price protection guarantees. Contract liabilities were $47.9 million and $42.4 million as of June 28, 2020 and June 30, 2019, respectively. Contract liabilities increased due to increased customer deposits partially offset by lower reserve liabilities. Contract liabilities are recorded within accrued contract liabilities and other long-term liabilities on the balance sheet. Before the adoption of ASC 606, liabilities relating to various rights of return were recorded as a reduction to accounts receivable. The adjustments recorded as a result of adopting ASC 606 did not impact net cash provided by operating activities; however, they did impact the changes in operating assets and liabilities for the related accounts within the disclosure of operating activities on the statement of cash flows. As of June 25, 2018, the date the Company adopted ASC 606, contract liabilities were $11.7 million.
Practical Expedients and Exemptions
The Company does not disclose the value of unsatisfied performance obligations for contracts with an original expected length of one year or less.
Incidental contract costs that are not material in context of the delivery of products are expensed as incurred. Sales commissions are expensed when the amortization period is less than one year. Contract assets, such as costs to obtain or fulfill contracts, are an insignificant component of the Company’s revenue recognition process. The majority of the Company’s fulfillment costs as a manufacturer consist of inventory, fixed assets, and intangible assets, all of which are accounted for under the respective guidance for those asset types.
The Company’s accounts receivable balance represents the Company’s unconditional right to receive consideration from its customers with contracts. Payments are typically due within 30 days of the completion of the performance obligation and invoicing, and therefore do not contain significant financing components.
Sales tax, value-added tax, and other taxes the Company collects concurrent with revenue-producing activities are excluded from revenue, and shipping and handling costs are treated as fulfillment activities and are included in cost of revenue in the Company’s consolidated statements of operations.
For the fiscal years ended June 28, 2020 and June 30, 2019, the Company did not recognize any revenue that was included in contract liabilities as of July 1, 2019 and June 25, 2018, respectively.
Revenue recognized related to performance obligations that were satisfied or partially satisfied in previous periods was not material for the fiscal years ended June 28, 2020 and June 30, 2019.
Geographic Information
The Company conducts business in several geographic areas. Revenue is attributed to a particular geographic region based on the shipping address for the products. Disaggregated revenue from external customers by geographic area is as follows:

	For the Years Ended
	June 28, 2020		June 30, 2019		June 24, 2018
(in millions of U.S. Dollars)	Revenue	% of Revenue	Revenue	% of Revenue	Revenue	% of Revenue
Europe	171.4	36%	162.9	30%	82.9	25%
United States	106.5	23%	122.0	23%	92.4	28%
China	65.0	14%	116.3	22%	82.4	25%
Other	127.8	27%	137.0	25%	70.9	22%
Total	$470.7		$538.2		$328.6